UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSRS CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21506

Name of Fund: BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Enhanced Capital and Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 – 06/30/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS BlackRock Enhanced Capital and Income Fund, Inc. (CII) SEMI-ANNUAL REPORT JUNE 30, 2008 | (UNAUDITED)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between

September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns.

As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed’s bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose),

investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(11.91)%	(13.12)%

Small cap U.S. equities (Russell 2000 Index)	(9.37)%	(16.19)%

International equities (MSCI Europe, Australasia, Far East Index)	(10.96)%	(10.61)%

Fixed income (Lehman Brothers U.S. Aggregate Index)	1.13%	7.12%

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.02%	3.23%

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(1.08)%	(1.74)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial profes-

sional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2008

BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”) seeks to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums primarily on the S&P 500 Index.

Performance

For the six months ended June 30, 2008, the Fund returned (8.56)% based on market price and (7.85)% based on net asset value (NAV). For the same period, the benchmark S&P 500 Citigroup Value Index returned (16.04)% . All returns reflect reinvestment of dividends. The Fund’s options investments were the most significant contributor to performance over the period. Allocation and stock selection in information technology, along with stock selection in healthcare and materials, also proved advantageous. Additionally, an overweight in energy and underweight in financials aided returns. Conversely, stock selection in telecommunication services, financials, consumer staples and industrials hindered performance, as did an underweight in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange					CII
Initital Offering Date				April 30, 2004
Yield on Closing Market Price as of June 30, 2008 ($17.39)[1]				11.16%
Current Quarterly Distribution per share of Common Stock[2]				$0.485
Current Annualized Distribution per share of Common Stock[2]					$1.94

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	6/30/08	12/31/07	Change	High	Low

Market Price	$17.39	$20.06	(13.31)%	$20.06	$17.00
Net Asset Value	$18.66	$21.36	(12.64)%	$21.36	$18.64

The following chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition

Asset Mix				6/30/08	12/31/07

Common Stocks				100%	100%

4 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Schedule of Investments June 30, 2008 (Unaudited)

Common Stocks	Shares	Value

Aerospace & Defense — 4.8%
Honeywell International, Inc.	46,700	$ 2,348,076
Northrop Grumman Corp.	54,400	3,639,360
Raytheon Co.	88,900	5,003,292

		10,990,728

Capital Markets — 4.7%
The Bank of New York Mellon Corp.	106,225	4,018,492
Lehman Brothers Holdings, Inc.	92,400	1,830,444
Morgan Stanley	133,200	4,804,524

		10,653,460

Chemicals — 2.8%
The Dow Chemical Co.	26,300	918,133
E.I. du Pont de Nemours & Co.	128,700	5,519,943

		6,438,076

Commercial Banks — 0.4%
Wells Fargo & Co.	37,500	890,625

Computers & Peripherals — 5.8%
Hewlett-Packard Co.	125,100	5,530,671
International Business Machines Corp.	64,100	7,597,773

		13,128,444

Consumer Finance — 0.2%
SLM Corp. (a)	25,700	497,295

Diversified Financial Services — 5.2%
Bank of America Corp.	123,627	2,950,977
Citigroup, Inc.	126,300	2,116,788
JPMorgan Chase & Co.	200,972	6,895,349

		11,963,114

Diversified Telecommunication
Services — 5.3%
AT&T Inc.	139,570	4,702,113
Qwest Communications International Inc.	772,500	3,035,925
Verizon Communications, Inc.	122,000	4,318,800

		12,056,838

Electric Utilities — 3.2%
FPL Group, Inc.	68,000	4,459,440
The Southern Co.	82,400	2,877,408

		7,336,848

Energy Equipment & Services — 5.9%
BJ Services Co.	181,100	5,784,334
Halliburton Co.	143,800	7,631,466

		13,415,800

Food Products — 6.9%
General Mills, Inc.	83,300	5,062,141
Kraft Foods, Inc.	179,300	5,101,085
Unilever NV (b)	196,800	5,589,120

		15,752,346

See Notes to Financial Statements.

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Equipment & Supplies — 2.3%
Baxter International, Inc.	38,000	$ 2,429,720
Covidien Ltd.	58,925	2,821,918

		5,251,638

Health Care Providers & Services — 0.8%
Cardinal Health, Inc.	36,200	1,867,196

Household Products — 2.5%
Clorox Co.	22,200	1,158,840
Kimberly-Clark Corp.	77,400	4,626,972

		5,785,812

IT Services — 0.9%
Unisys Corp. (a)	508,300	2,007,785

Industrial Conglomerates — 2.9%
General Electric Co.	153,900	4,107,591
Tyco International Ltd.	59,625	2,387,385

		6,494,976

Insurance — 7.7%
American International Group, Inc.	108,000	2,857,680
Hartford Financial Services Group, Inc.	68,700	4,435,959
MetLife, Inc.	42,700	2,253,279
Prudential Financial, Inc.	28,300	1,690,642
The Travelers Cos., Inc.	144,600	6,275,640

		17,513,200

Machinery — 1.7%
Deere & Co.	52,400	3,779,612

Media — 5.4%
Time Warner, Inc.	519,000	7,681,200
Viacom, Inc. Class B (a)	38,100	1,163,574
Walt Disney Co.	106,600	3,325,920

		12,170,694

Metals & Mining — 1.8%
Alcoa, Inc.	113,000	4,025,060

Multi-Utilities — 1.2%
Dominion Resources, Inc.	59,400	2,820,906

Multiline Retail — 0.5%
Nordstrom, Inc.	34,100	1,033,230

Office Electronics — 2.9%
Xerox Corp.	481,400	6,527,784

Oil, Gas & Consumable
Fuels — 8.0%
Anadarko Petroleum Corp.	22,700	1,698,868
Chevron Corp.	39,400	3,905,722
Exxon Mobil Corp.	115,300	10,161,389
Peabody Energy Corp.	27,700	2,438,985

		18,204,964

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

5

Schedule of Investments (concluded)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals — 8.9%
Bristol-Myers Squibb Co.	397,600	$ 8,162,728
Johnson & Johnson	39,600	2,547,864
Pfizer, Inc.	132,900	2,321,763
Schering-Plough Corp.	202,800	3,993,132
Wyeth	66,000	3,165,360

		20,190,847

Semiconductors & Semiconductor Equipment — 8.2%
Analog Devices, Inc.	79,500	2,525,715
Fairchild Semiconductor International, Inc. (a)	190,100	2,229,873
Intel Corp.	206,800	4,442,064
LSI Corp. (a)	854,100	5,244,174
Micron Technology, Inc. (a)	688,200	4,129,200

		18,571,026

Total Common Stocks
(Cost — $242,734,766) — 100.9%		229,368,304

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.56% (c)(d)	$1,432	1,431,609

Total Short-Term Securities
(Cost — $1,431,609) — 0.6%		1,431,609

Total Investments Before Options Written
(Cost — $244,166,375*) — 101.5%		230,799,913

Options Written	Contracts

Call Options Written
Nordstrom, Inc., expiring January 2009 at $40	341	(46,035)
Peabody Energy Corp., expiring December 2008 at $90	140	(182,000)
S&P 500 Index, expiring August 2008 at $1,370	575	(419,750)
S&P 500 Index, expiring August 2008 at $1,380	325	(178,750)

Total Options Written
(Premiums Received — $2,215,110) — (0.4%)		(826,535)

Total Investments, Net of Options Written — 101.1%		229,973,378
Liabilities in Excess of Other Assets — (1.1%)		(2,519,896)

Net Assets — 100.0%		$227,453,482

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 245,027,921

Gross unrealized appreciation	$ 22,085,328
Gross unrealized depreciation	(36,313,336)

Net unrealized depreciation	$ (14,228,008)

(a) Non-income producing security.
(b) Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity	Interest
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	($12,241)	$197,648

(d) Represents the current yield as of report date.
• For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
• Effective January 1,2008,the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of June 30, 2008 in deter-
mining the fair valuation of the Fund’s investments:

		Other
Valuation	Investments in	Financial
Inputs	Securities	Instruments*

Level 1	$229,368,304	$ (826,535)
Level 2	1,431,609	—
Level 3	—	—

Total	$230,799,913	$ (826,535)

* Other financial instruments are options.

See Notes to Financial Statements.

6 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $242,734,766)	$ 229,368,304
Investments at value — affiliated (cost — $1,431,609)	1,431,609
Foreign currency at value (cost — $9,142)	9,358
Investments sold receivable	951,221
Dividends receivable	267,695
Prepaid expenses	521
Other assets	2,200

Total assets	232,030,908

Liabilities

Options written at value (premiums received — $2,215,110)	826,535
Investments purchased payable	2,400,418
Income dividends payable	1,082,866
Investment advisory fees payable	168,310
Other affiliates payable	1,987
Other accrued expenses payable	97,310

Total liabilities	4,577,426

Net Assets

Net assets	$ 227,453,482

Net Assets Consist of

Common Stock, par value, $0.10 per share (200,000,000 shares authorized, 12,188,736 shares issued and outstanding)	$ 1,218,874
Paid-in capital in excess of par	231,130,228
Distributions in excess of net investment income	(10,005,262)
Accumulated net realized gain	17,087,313
Net unrealized appreciation/depreciation	(11,977,671)

Net assets — $18.66 net asset value per share	$ 227,453,482

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

7

Statement of Operations

Six Months Ended June 30, 2008 (Unaudited)

Investment Income

Dividends (net of $21,943 foreign withholding tax)	$ 2,891,405
Interest (including $197,648 from affiliates)	198,405

Total income	3,089,810

Expenses

Investment advisory	1,037,545
Accounting services	46,079
Professional	40,187
Custodian	40,183
Borrowing costs	37,668
Printing	32,112
Officer and Directors	16,789
Registration	8,962
Miscellaneous	12,473

Total expenses	1,271,998

Net investment income	1,817,812

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	2,357,573
Futures	(406,246)
Options written	11,227,722

13,179,049

Net change in unrealized appreciation/depreciation on:
Investments	(36,395,905)
Futures	94,114
Options written	195,670
Foreign currency	376

(36,105,745)

Total realized and unrealized loss	(22,926,696)

Net Decrease in Net Assets Resulting from Operations	$ (21,108,884)

See Notes to Financial Statements.

8 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2008	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2007

Operations

Net investment income	$ 1,817,812	$ 3,828,423
Net realized gain	13,179,049	24,442,607
Net change in unrealized appreciation/depreciation	(36,105,745)	(17,410,396)

Net increase (decrease) in net assets resulting from operations	(21,108,884)	10,860,634

Dividends and Distributions to Shareholders From

Net investment income	(11,823,074)[1]	(4,178,081)
Net realized gain	—	(25,569,419)

Decrease in net assets resulting from dividends and distributions to shareholders	(11,823,074)	(29,747,500)

Net Assets

Total decrease in net assets	(32,931,958)	(18,886,866)
Beginning of period	260,385,440	279,272,306

End of period	$ 227,453,482	$ 260,385,440

End of period distributions in excess of net investment income	$ (10,005,262)	—

1 A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

9

Financial Highlights

					Period
	Six Months Ended		Year Ended December 31,		April 30, 2004[1]
	June 30, 2008				to December 31,
	(Unaudited)	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$ 21.36	$ 22.91	$ 20.31	$ 20.76	$ 19.10

Net investment income	0.15[2]	0.31[2]	0.37[2]	0.46[2]	0.46
Net realized and unrealized gain (loss)	(1.88)	0.58	3.69	0.29	1.84

Net increase (decrease) from investment operations	(1.73)	0.89	4.06	0.75	2.30

Dividends and distributions from:
Net investment income	(0.97)[3]	(0.34)	(0.33)	(0.47)	(0.48)
Net realized gain	—	(2.10)	(1.13)	(0.73)	(0.11)
Tax return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.97)	(2.44)	(1.46)	(1.20)	(0.60)

Capital charges with respect to the issuance of shares	—	—	—	—	(0.04)

Net asset value, end of period	$ 18.66	$ 21.36	$ 22.91	$ 20.31	$ 20.76

Market price, end of period	$ 17.39	$ 20.06	$ 20.41	$ 17.21	$ 18.32

Total Investment Return[4]

Based on net asset value	(7.85)%[5]	4.79%	21.70%	4.69%	12.30%[5]

Based on market price	(8.56)%[5]	10.47%	27.95%	0.52%	(5.36)%[5]

Ratios to Average Net Assets

Total expenses after waiver and excluding interest expense	1.04%[6]	1.19%	1.42%	1.47%	1.20%[6]

Total expenses after waiver	1.04%[6]	1.96%	3.54%	2.96%	1.96%[6]

Total expenses	1.04%[6]	1.96%	3.54%	2.96%	2.19%[6]

Net investment income	1.49%[6]	1.36%	1.75%	2.28%	3.52%[6]

Supplemental Data

Net assets, end of period (000)	$ 227,453	$ 260,385	$ 279,272	$ 260,638	$ 266,345

Portfolio turnover	28%	63%	38%	61%	20%

Amount of loan outstanding, end of period (000)	—	—	$ 100,000	$ 109,000	$ 109,000

Average amount of loan outstanding during the period (000)	—	$ 38,788	$ 107,504	$ 109,000	$ 98,750

Asset coverage, end of period, per $1,000 of loan outstanding	—	—	$ 3,793	$ 3,391	$ 3,444

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

10 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”) is
registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and esti-
mates. Actual results may differ from these estimates. The Fund deter-
mines and makes available for publication the net asset value of its
Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Financial futures con-
tracts are traded on exchanges and are valued at their last sale price.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model that incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (“the Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determi-
nations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York
Stock Exchange (“NYSE”). The values of such securities used in comput-
ing the net assets of the Fund are determined as of such times. Foreign currency exchange rates generally will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and move-
ments in the securities markets. Losses may arise if the value of the con-
tract decreases due to an unfavorable change in the price of the under-
lying security, or if the counterparty does not perform under the contract.

•Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as mar-
gin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•Options — The Fund may purchase and write call and put options.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent lia-
bility. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

11

Notes to Financial Statements (continued)

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time dur-
ing the option period.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments
(e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transac-
tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the
Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year end exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s U.S. federal tax returns remain open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of
Financial Accounting Standards No. 161, “Disclosures about Derivative
Instruments and Hedging Activities — an amendment of FASB Statement
No. 133” (“FAS 161”) was issued and is effective for fiscal years begin-
ning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instru-
ments affect an entity’s results of operations and financial position. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independ-
ent Directors in order to match its deferred compensation obligations.
Investments to cover the Fund’s deferred compensation liability, if any, is included in other assets on the Statement of Assets and Liabilities.

Other: Expenses directly related to the Fund are charged to that
Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appro-
priate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned sub-
sidiary of BlackRock, Inc., to provide investment advisory and adminis-
tration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC
Financial Services Group, Inc. are principal owners of BlackRock, Inc.

12 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Notes to Financial Statements (concluded)

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.85% of the average daily value of the Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage.

The Advisor has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”) and BlackRock
Financial Management, Inc. (“BFM”), both affiliates of the Advisor, under which the Advisor pays both BIM and BFM, for services they provide, a monthly fee that is an annual percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended June 30, 2008, the Fund reimbursed the
Advisor $2,626, for certain accounting services, which is included in accounting services in the Statement of Operations.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $24,065 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2008.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $80,603,035 and
$67,210,573, respectively.

Transactions in call options written for the six months ended June 30,
2008 were as follows:

		Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of period	1,621	$ 4,023,610
Options written	12,603	25,925,759
Options closed	(9,487)	(19,917,287)
Options expired	(3,356)	(7,816,972)

Outstanding call options written, end
of period	1,381	$ 2,215,110

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $0.10, all of which were initially classified as Common Stock.
The Board is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30,
2008 and the year ended December 31, 2007 remained constant.

5. Short-Term Borrowings:

On May 16, 2008, the Fund terminated its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”) as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders
(the “Lenders”). The agreement had a maximum limit of $135,000,000.
For the six months ended June 30, 2008, the Fund did not borrow under the facility.

6. Plan of Reorganization:

On March 14, 2008, the Board approved a plan of reorganization for the Fund, subject to shareholder approval and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BlackRock Enhanced Equity Yield
Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc.
in exchange for newly issued shares of the Fund.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

13

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of the BlackRock Enhanced Capital and Income Fund,
Inc. (the “Fund”) met in April and May 2008 to consider approving the continuation of the Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s subadvisory agreements (collectively, the “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the
Advisor and BlackRock Investment Management, LLC (“BIM”), and
between the Advisor and BlackRock Financial Management Inc. (together with BIM, the “Subadvisor”). The Advisor and the Subadvisor are collec-
tively referred to herein as the “Advisors” and, together with BlackRock,
Inc., “BlackRock.”

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent
Directors”). The Directors are responsible for the oversight of the opera-
tions of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Directors have retained independent legal counsel to assist them in con-
nection with their duties. The Chairman of the Board is an Independent
Director. The Board has established four standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s invest-
ment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers,
L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term.
Consistent with the 1940 Act, after the Advisory Agreement’s and
Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of the Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed informa-
tion regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and port-
folio managers’ analysis of the reasons for underperformance, if applica-
ble; (b) fees, including advisory, administration and other fees paid to
BlackRock and its affiliates by the Fund, as applicable; (c) Fund operat-
ing expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”);
(d) the profitability of BlackRock and certain industry profitability analy-
ses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g)
economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of the Fund, including comparisons of the Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as the Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares,

14 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to BlackRock of “soft dollars”) and direct and indirect benefits to
BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on
May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the
Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the
Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed informa-
tion concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund’s performance record and how such performance compares to the Fund’s Peers, information describing BlackRock’s organ-
ization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ invest-
ment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the
Fund. The Advisors and their affiliates provided the Fund with such admin-
istrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment man-
agement services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund’s website; communications with analysts to support secondary market trad-
ing; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy state-
ments and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board consid-
ered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the
Fund’s historic performance and the Fund’s performance compared to its
Peers. More specifically, the Fund’s one-, three- and five-year total returns
(as applicable) were evaluated relative to its Peers (including the Peers’
median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect
Lipper rankings.

The Board noted that in general the Fund performed better than its Peers in that the Fund’s performance was at or above the median in at least two of the one-year, three-year and since inception periods reported.

After considering this information, the Boards concluded that the perform-
ance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the
Fund’s Agreements should be renewed.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

15

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the
Fund’s current management fee structure and the Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by
Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This com-
parison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The
Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the
Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed
BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment man-
agement firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attrib-
utable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing the Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the
Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not expe-
rience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives.
The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-
level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund’s shares, potentially stronger relationships with members of the broker-
dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets

16 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different
Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unani-
mously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors’
conclusion that the terms of each Agreement were fair and reasonable, that the Fund’s fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen . Robards, Vice Chair of the Board, Chair of the
Audit Committee and Director
G. Nicholas Beckwith, III, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian . Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

17

Additional Information

Managed Distribution Policy

The Fund has adopted a policy of paying regular distributions on its
Common Stock (the “Managed Distribution Policy”). The Board has ini-
tially determined to pay quarterly distributions at an annualized rate of
6% of the initial public offering price per share ($0.30 per share, per quarter). The Board has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund’s net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the
Securities and Exchange Commission. As a result, the Fund has applied for an exemptive order that will permit the Fund to make periodic distributions of realized long-term capital gains to its shareholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make dis-
tributions from its net investment income and its realized long-term capi-
tal gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its shareholders for any cal-
endar year exceed the Fund’s net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a sharehold-
er’s tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a shareholder’s tax basis in his or her stock.
In effect, a return of capital is the return of a shareholder’s investment in the Fund and will result in a corresponding decline in the Fund’s net asset value. Return of capital distributions also may have the effect of increasing the Fund’s operating expense ratio. Any amounts distributed to a shareholder in excess of such shareholder’s tax basis in his or her stock will generally be taxable to the shareholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund’s performance in any of the first three quarters of the Fund’s fiscal year. Distribution rates under the Managed
Distribution Policy may be increased in the Fund’s fourth fiscal quarter in light of the Fund’s performance for the fiscal year and to enable the
Fund to comply with the distribution requirements applicable to regu-
lated investment companies. It also is currently expected that the
Fund’s investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed
Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund’s Common Stock shareholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to shareholders. The Fund is not required to maintain the Managed
Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed
Distribution Policy may have an adverse effect on the market price of the Common Stock.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

18 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. JUNE 30, 2008

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

General Information

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Proxy Voting Policy

The Board has delegated the voting of proxies for Fund securities to the
Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Fund or the Advisor, on the other. In such event, provided that the
Advisor’s Equity Investment Policy Oversight Committee, or a sub-commit-
tee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the
Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the
Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s
Portfolio Management Group and/or the Advisor’s Legal and Compliance
Department and concluding that the vote cast is in its client’s best inter-
est notwithstanding the conflict.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

JUNE 30, 2008

19

This report is transmitted to shareholders only. It is not a prospec-
tus. Past performance results shown in this report should not be considered a representation of future performance. The Fund may leverage its Common Stock, which creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the
Common Stock’s yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-
free (800) 441-7762; (2) at www.blackrock.com; and
(3) on the Securities and Exchange Commission’s website at
http://www.sec.gov. Information about how the Fund voted
proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available
upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

BlackRock Enhanced Capital and Income Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#ECI-6/08

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to
this semi-annual report

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: August 22, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Capital and Income Fund, Inc.

Date: August 22, 2008